U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 21, 2003



                      URBAN TELEVISION NETWORK CORPORATION
             (Exact Name of registrant as specified in its Charter)




         Nevada                      33-58972                  22-2800078
------------------------        -------------------       ----------------------
(State of Incorporation)        Commission File No.           (IRS Employer
                                                            Identification No.)



   18505 Highway 377 South, Fort Worth, TX                        76126
--------------------------------------------                  -------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, (   817   )      512       -       3033
                               -----------  -------------    ---------------




                     (Registrant's former name and address)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the registrant states:

On October 10, 2003, we filed a Current Report on Form 8-K stating that our former independent certifying accountant had resigned. At that time, we had not engaged a replacement accounting firm.

         On November 21, 2003 we engaged the independent certifying accounting firm of Comiskey & Company, 789 Sherman St., Suite 440, Denver, Colorado 80203. Comiskey has been engaged for the examination of our financial statements for the years ended September 30, 2003 and 2002.

         We did not consult with Comiskey & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Urban Television Network Corp.
Dated: November 25, 2003
                                                   /s/ Randy Moseley
                                                  ------------------------------
                                                  By: Randy Moseley
                                                  Title: President